                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                AMENDMENT NO. 1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  AUGUST 29, 1997

                                  LIBBEY INC.
             (Exact name of registrant as specified in its charter)

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
           DELAWARE                         1-12084                         34-1559357
   (State of incorporation)         (Commission File Number)       (IRS Employer identification
                                                                               No.)
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                               300 MADISON AVENUE
                                  TOLEDO, OHIO
                    Address of principal executive offices)
                                     43604
                                   (Zip Code)

      Registrant's telephone number, including area code:  (419) 325-2100

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

     The financial statements required by Item 7(a) relative to the series of transactions with Vitro S.A. ("Vitro") and certain of its subsidiaries described in Item 2 of form 8-K of Libbey Inc. dated August 29, 1997 are attached hereto as exhibits and incorporated herein by this reference.

(b) UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

     The unaudited pro forma consolidated financial information required by Item 7(b) relative to the series of transactions with Vitro S.A. ("Vitro") and certain of its subsidiaries described in Item 2 of Form 8-K of Libbey Inc. dated August 29, 1997 is attached hereto as an exhibit and incorporated herein by this reference.

(c) EXHIBITS

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
EXHIBIT
  NO.                                          DESCRIPTION
-------   -------------------------------------------------------------------------------------
  1       Financial Statements required by Item 7(a) for Vitrocrisa, S.A. de C.V.
  2       Financial Statements required by Item 7(a) for WorldCrisa Corporation and Crisa
          Corporation.
  3       Unaudited Pro Forma Consolidated Financial Information required by Item 7(b).
 10.26    Amended and Restated Distribution Agreement dated to be effective as of August 29,
          1997, by and among Vitro, S.A., Vitrocrisa, S.A. de C.V., Libbey Inc. and Libbey
          Glass Inc. whereby Libbey Glass Inc. will distribute certain products.
 10.27    Amended and Restated Distribution Agreement dated to be effective as of August 29,
          1997, by and among Vitro, S.A., Vitrocrisa, S.A. de C.V., Libbey Inc. and Libbey
          Glass Inc. whereby Vitrocrisa, S.A. de C.V. will distribute certain products.
 10.28    Vitrocrisa, S.A. de C.V. Shareholders Agreement dated to be effective as of August
          29, 1997, by and among Libbey Inc., LGA3 Corp., Vitro, S.A., Vitrocrisa Holding, S.A.
          de C.V. and Vitrocrisa, S.A. de C.V.
 10.29    Vitrocrisa Holding, S.A. de C.V. Shareholders Agreement dated to be effective as of
          August 29, 1997, by and among Libbey Inc., LGA3 Corp., Vitro, S.A. and Vitrocrisa
          Holding, S.A. de C.V.
 10.30    Amended and Restated Covenant Not to Compete dated to be effective as of August 29,
          1997, by and between Libbey Inc. and Vitro, S.A.
 10.31    Crisa Libbey, S.A. de C.V. Shareholders Agreement dated to be effective as of August
          29, 1997, by and among Libbey Inc., LGA3 Corp., Vitro, S.A. and Crisa Libbey, S.A. de
          C.V.
 10.32    Limited Liability Company Agreement of Crisa Industrial, L.L.C. dated to be effective as of August 29, 1997, by and among Crisa Corporation, LGA4 Corp., Vitro, S.A. and
          Libbey Inc.
 10.33    Management Services Agreement dated to be effective August 29, 1997, by and between
          Libbey Inc. and Vitrocrisa, S.A. de C.V. for services to be provided by one or more subsidiary corporations of Libbey Inc.
 10.34    Employment Agreement dated as of September 1, 1997, by and between Libbey Inc. and
          Daniel P. Ibele.
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     The Company agrees to furnish supplementally a copy of any omitted schedule to the Commission on request.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  LIBBEY INC.
                                   Registrant

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
Date:  October 17, 1997                       /s/ KENNETH G. WILKES
       -----------------------------------    -----------------------------------
                                              Kenneth G. Wilkes
                                              Vice President, Chief Financial
                                              Officer
                                              and Treasurer
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

                                 EXHIBIT INDEX

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
EXHIBIT
  NO.                                    DESCRIPTION
-------   --------------------------------------------------------------------------
  1       Financial Statements required by Item 7(a) for Vitrocrisa, S.A. de C.V.
  2       Financial Statements required by Item 7 (a) for WorldCrisa Corporation and
          Crisa Corporation.
  3       Unaudited Pro Forma Consolidated Financial Information required by Item
          7(b).
 10.26    Amended and Restated Distribution Agreement dated to be effective as of
          August 29, 1997, by and among Vitro, S.A., Vitrocrisa, S.A. de C.V.,
          Libbey Inc. and Libbey Glass Inc. whereby Libbey Glass Inc. will distribute certain products.
 10.27    Amended and Restated Distribution Agreement dated to be effective as of
          August 29, 1997, by and among Vitro, S.A., Vitrocrisa, S.A. de C.V.,
          Libbey Inc. and Libbey Glass Inc. whereby Vitrocrisa, S.A. de C.V. will distribute certain products.
 10.28    Vitrocrisa, S.A. de C.V. Shareholders Agreement dated to be effective as of August 29, 1997, by and among Libbey Inc., LGA3 Corp., Vitro, S.A.,
          Vitrocrisa Holding, S.A. de C.V. and Vitrocrisa, S.A. de C.V.
 10.29    Vitrocrisa Holding, S.A. de C.V. Shareholders Agreement dated to be effective as of August 29, 1997, by and among Libbey Inc., LGA3 Corp.,
          Vitro, S.A. and Vitrocrisa Holding, S.A. de C.V.
 10.30    Amended and Restated Covenant Not to Compete dated to be effective as of
          August 29, 1997, by and between Libbey Inc. and Vitro, S.A.
 10.31    Crisa Libbey, S.A. de C.V. Shareholders Agreement dated to be effective as of August 29, 1997, by and among Libbey Inc., LGA3 Corp., Vitro, S.A. and
          Crisa Libbey, S.A. de C.V.
 10.32    Limited Liability Company Agreement of Crisa Industrial, L.L.C. dated to be effective as of August 29, 1997, by and among Crisa Corporation, LGA4
          Corp., Vitro, S.A. and Libbey Inc.
 10.33    Management Services Agreement dated to be effective August 29, 1997, by and between Libbey Inc. and Vitrocrisa, S.A. de C.V. for services to be provided by one or more subsidiary corporations of Libbey Inc.
 10.34    Employment Agreement dated as of September 1, 1997, by and between Libbey
          Inc. and Daniel P. Ibele.
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